UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

FONAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville, New York 11747 (631) 694-2929
(Address, including zip code, and telephone number of registrant’s principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed in a Current Report on Form 8-K filed by FONAR Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2025, the Company is party to an Agreement and Plan of Merger, dated as of December 23, 2025 (the “Merger Agreement”), with FONAR, LLC, a Delaware limited liability company (“Parent”), and FONAR Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On June 3, 2026 (the “Closing Date”), pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 1.01 by reference.

Credit Agreement

In connection with the Closing, Parent and the Company (as successor in interest to Merger Sub by way of the Merger), as borrowers, entered into a Credit Agreement with OceanFirst Bank, N.A., as lender, and each other borrower from time to time joined as party thereto (the “Parent Credit Agreement”), which provides for (i) a term loan facility in an aggregate principal amount equal to $20 million and (ii) a revolving credit facility in an aggregate principal amount equal to $15 million. Certain subsidiaries of Parent, including the Company, are guarantors under the Parent Credit Agreement. The obligations under the Parent Credit Agreement are secured on a first priority basis by substantially all assets of the borrowers and the guarantors (subject to certain exclusions and exceptions). The Parent Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated into this Item 2.01 by reference.

At the effective time of the Merger (the “Effective Time”), each share of (a) common stock, par value $0.0001 per share, of the Company (“Common Stock”), (b) Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), (c) Class C common stock, par value $0.0001 per share, of the Company (“Class C Common Stock”), and (d) Class A Non-voting Preferred Stock, par value $0.0001 per share, of the Company (“Class A Non-voting Preferred Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by Parent, the Company or any of their respective subsidiaries, including securities held as treasury shares (collectively, “Excluded Shares”) and (ii) shares held by stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”)) was automatically cancelled and converted into the right to receive cash consideration in an amount equal to (A) $19.00 per share of each of Common Stock and Class B Common Stock, (B) $6.34 per share of Class C Common Stock and (C) $10.50 per share of Class A Non-voting Preferred Stock, in each instance, without interest and subject to deduction for any required withholding tax (such cash amount set forth in clause (A), (B) or (C), as applicable, the “Per Share Merger Consideration”).

As of the Effective Time, the Excluded Shares were cancelled and extinguished without any conversion thereof or consideration paid therefor.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2025 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introduction and Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

In connection with the closing of the Merger, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of its intent to remove the Common Stock from listing on Nasdaq and requested that Nasdaq (i) suspend trading of the Common Stock on Nasdaq prior to the opening of trading on June 3, 2026 and (ii) file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company intends to file a certification on Form 15 with the SEC suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introduction and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

In connection with the consummation of the Merger (and not because of any disagreement with the Company), each of the following directors of the Company resigned as a member of the Company’s board of directors, effective as of the Effective Time: Ronald G. Lehman II, Richard E. Turk, Jessica Maher and Robert M. Carrino.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At the Effective Time, the Certificate of Incorporation, as amended, of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated December 23, 2025, by and among FONAR Corporation, FONAR, LLC and FONAR Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2025).

3.1	Amended and Restated Certificate of Incorporation of FONAR Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION
(Registrant)

By /s/ Timothy R. Damadian
Timothy R. Damadian
President and CEO

Dated: June 3, 2026